SEC Standardized Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV/P)/1/n/)-1

        Total Return = ((ERV-P)/P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

        P = a hypothetical initial investment of $1,000

        N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Global Fund, Inc. (Class A shares) as of December 31, 1997.

================================================================================
                                                     AVE. ANNUAL      TOTAL
                   ERV          P        N              TOTAL        RETURN
                                                       RETURN
--------------------------------------------------------------------------------
1 year:         $1,012.20   $1,000.0    1.00            1.22%         1.22%
                                 0
5 years:        $1,615.20   $1,000.0    5.00           10.06%        61.52%
                                 0
10 years:       $2,518.50   $1,000.0   10.00            9.68%       151.85%
                                 0
================================================================================

NAV Only Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P)/1/n/)-1

       Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Global Fund, Inc. (Class A shares) as of December 31, 1997.

--------------------------------------------------------------------------------
                                                        AVE. ANNUAL     TOTAL
                          ERV          P         N         TOTAL        RETURN
                                                           RETURN
--------------------------------------------------------------------------------
 1 year:               $1,079.80   $1,000.0     1.00        7.98%        7.98%
                                        0
 5 years:              $1,722.70   $1,000.0     5.00       11.49%       72.27%
                                        0
 10 years:             $2,688.60   $1,000.0    10.00       10.40%      168.86%
                                        0
--------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P)/1/n/) - 1

       Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Global Fund, Inc. (Class B shares) as of December 31, 1997.

--------------------------------------------------------------------------------
                                                        AVE. ANNUAL     TOTAL
                          ERV          P         N         TOTAL        RETURN
                                                           RETURN
--------------------------------------------------------------------------------
 1 year:               $1,033.60   $1,000.0     1.00        3.36%        3.36%
                                        0
 Life of fund:         $1,415.50   $1,000.0     2.97       12.42%       41.55%
                                        0
--------------------------------------------------------------------------------

NAV Only Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV / P)/1/n/) - 1

       Total Return = ((ERV - P) / P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

          P = a hypothetical initial investment of $1,000

          N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Global Fund, Inc. (Class B shares) as of December 31, 1997.

--------------------------------------------------------------------------------
                                                        AVE. ANNUAL     TOTAL
                          ERV          P         N         TOTAL        RETURN
                                                           RETURN
--------------------------------------------------------------------------------
 1 year:               $1,073.60   $1,000.0     1.00        7.36%        7.36%
                                        0
 Life of fund:         $1,445.50   $1,000.0     2.97       13.22%       44.55%
                                        0
--------------------------------------------------------------------------------